UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2003

Sears Credit Account Master Trust II (Exact name of registrant as specified in charter)

Illinois (State of Organization)	0-24776 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

c/o SRFG, Inc. 3711 Kennett Pike Greenville, Delaware (Address of principal executive offices)		19807 (Zip Code)

Registrant's Telephone Number, including area code: (302) 434-3176

Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5. Other Events
This amendment No. 1 on Form 8-k/a is being filed solely for the purpose of filing corrected Exhibit 20(f) which shall replace Exhibit 20(f) as originally filed on August 15, 2003 on Form 8-k.

Item 7. Financial Statements and Exhibits
The Exhibit Index hereto is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Sears Credit Account Master Trust II (Registrant)
	By:	SRFG, Inc. (Originator of the Trust)
	By:	/s/ Keith E. Trost Keith E. Trost Vice President, Treasurer and Assistant Secretary
Date: August 15, 2003

EXHIBIT INDEX
Exhibit No.
20(f).

Series 1999-3 Monthly Investor Certificateholders' Statement related to the distribution of August 15, 2003 and reflecting the performance of the Trust during the Due Period ended in July 2003, which will accompany the distribution on August 15, 2003.

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